UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2008

SONTERRA RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29463 (Commission File Number)	51-0392750 (I.R.S. Employer Identification No.)

523 North Sam Houston Parkway East,
Suite 1220
Houston, Texas 77060
(Address of principal executive offices)
(Zip Code)

Registrant’s Telephone Number, including area code: (281) 741-0610

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 13, 2008, Sonterra Resources, Inc. (the “Company”) entered into two transactions. Under the first transaction, the Company entered into a Securities Exchange Agreement (the “Securities Exchange Agreement”) with The Longview Fund, L.P. (“Longview”) and Longview Marquis Master Fund, L.P. (“Marquis”) under which Marquis acquired:

•	a warrant to acquire 1,000,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to adjustment, at an initial exercise price per share of $0.01; and
•
an unsecured subordinated promissory note in the original aggregate principal amount of $9,440,000 (the “Marquis Subordinated Note”), bearing interest at 11% per annum; (subject to certain adjustments)

•	and Longview acquired:
•
an unsecured subordinated promissory note in the original aggregate principal amount of $2,210,550.92 (the “Longview Subordinated Note,” and together with the Marquis Subordinated Note, the “Subordinated Notes”), bearing interest at 11% per annum (subject to certain adjustments) and

•	$1,000,000 in cash as principal repayment of the Senior Secured Notes described below.

Prior to the transactions set forth above, Longview owned 87.99 of the Company’s common stock and, together with affiliated funds, owned approximately 95.8% of the Company’s common stock, fully diluted. As part of the consideration to the Company under the Securities Exchange Agreement, however, Longview agreed to surrender warrants to acquire 3,000,000 shares of the Company’s Common Stock at $0.30210709 per share (out of the warrants to acquire up to 4,958,678 shares of the Company’s Common Stock that Longview held prior to such transaction), and Longview surrendered to the Company that certain Amended and Restated Senior Secured Note, dated February 14, 2008 (amended and restated May 16, 2008), payable by the Company and that certain Senior Secured Note, dated May 22, 2008, payable by the Company in the aggregate outstanding principal amount of $3,000,000. On November 13, 2008 the Company acquired from Marquis all of the issued and outstanding shares of common stock, par value $0.001 per share, of North Texas Drilling Services, Inc., a Texas corporation, and that certain Ninth Amended and Restated Senior Secured Note, dated October 3, 2008, in the principal outstanding amount of $8,575,000, plus accrued and unpaid interest of approximately $865,000, issued by North Texas Drilling Services, Inc.

Upon the Company’s repayment of the Subordinate Notes, the holders of the Subordinated Notes have the right to convert up to 50% of the Principal (and the Interest Amount relating thereto) to be paid on any Principal Prepayment Date into shares of Common Stock of the Company at a price equal to $4.00 per share, subject to adjustment.

Contemporaneously with the closing of the Securities Exchange Agreement, the Company entered into a second transaction. Under the Securities Purchase Agreement (the “Securities Purchase Agreement”), the Company received consideration of $8,075,000 from Marquis, pursuant to which the Company sold to Marquis, and Marquis purchased from the Company, a senior secured promissory note in the principal amount of $8,875,000, bearing interest at 13% per annum, subject to certain adjustments (the “Senior Secured Note”) issued by the Company and a warrant to acquire 1,050,000 shares of Common Stock at an initial exercise price per share of $0.01 per share. As additional consideration under the Securities Purchase Agreement, the Company also granted Marquis a limited conveyance of overriding royalty interests of 3% of the Company’s interest in the hydrocarbon production from all of the Company’s (i) current oil and gas properties and (ii) mineral properties acquired in the future with $5,000,000 of funds from the sale of the Senior Secured Note (the “ORRI”), which sum has been set aside in a special pledged account to be used for permitted acquisitions. The proceeds from the Securities Purchase Agreement were used in part to pay $1,000,000 of principal under the existing indebtedness owed to Longview. In connection with the Securities Purchase Agreement, the Company and certain of its subsidiaries, granted a security interest in substantially all of their real and personal property to Summerline Asset Management, LLC, as collateral agent for Marquis, as the secured party, and executed a security agreement, a mortgage, guarantees and pledges to evidence the same.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure set forth above under Item 1.01 is incorporated into this Item 1.01 by this reference. On November 13, 2008, the Company entered into the Securities Exchange Agreement, under which Longview agreed to surrender warrants to acquire 3,000,000 shares of the Company’s Common Stock at $0.30210709 per share (out of that certain warrant to Purchase Common Stock dated February 14, 2008 that allowed Longview to acquire up to 4,958,678 shares of the Company’s Common Stock). Pursuant to the Securities Exchange Agreement, Marquis surrendered to the Company that certain Senior Secured Note, dated May 22, 2008, payable by the Company in the aggregate outstanding principal amount of $3,000,000 (the ‘Old Note”). Furthermore, the liens, mortgages and security interests that secured the Old Note were released.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth above under Item 1.01 is incorporated into this Item 2.01 by this reference. On November 13, 2008, the Company acquired all of the issued and outstanding shares of common stock, par value $0.001 per share, of North Texas Drilling Services, Inc., a Texas corporation. North Texas Drilling Services, Inc. is headquartered in Weatherford, Texas, and owns and operates three onshore drilling rigs.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated into this Item 2.03 by this reference. On November 13, 2008, pursuant to the Securities Exchange Agreement, the Company issued the Marquis Subordinated Note, in the original aggregate principal amount of $9,440,000, and the Longview Subordinated Note, in the original aggregate principal amount of $2,210,550.92. On November 13, 2008, pursuant to the Securities Purchase Agreement, the Company issued the Senior Secured Note to Marquis in the principal amount of $8,875,000.

The Senior Secured Note is secured by a first perfected security interest on all tangible and intangible assets now or hereinafter created or acquired by the Company and its subsidiaries, including but not limited to all accounts, notes, and contracts receivable, inventory, machinery and equipment, land and buildings and general intangibles. Marquis also received a first perfected pledge of 100% of the stock of all subsidiaries. Interest accrues at a rate of 13% per annum (subject to certain adjustments), payable quarterly in cash until July 2009, and then payable in accordance with the Amortization schedule below. The maturity date is 36 months from the Closing. The Company may prepay any or all outstanding Notes at any time in cash at the 100% of the Principal Amount, plus accrued interest. The Senior Subordinated Note amortizes starting on the first business day of each month, beginning with the 9th month following the Closing, at which time the Company is required to repay, in cash, 1/28th of the principal amount of the Senior Secured Note, plus accrued interest in equal installments.

The Subordinated Notes bear interest at a rate of 11% per annum. Interest accrues for the first 2 full calendar quarters following the closing, and is then be payable quarterly in cash. Twenty-Five Percent (25%) of the principal of the Subordinated Notes matures 36 months from the closing date, and the remaining Seventy-Five Percent (75%) is due 48 months from the closing date. The Company may repay the Subordinated Notes at any time in cash at 100% of par, plus accrued but unpaid interest. The holders of the Subordinated Notes may elect to take Company common shares in lieu of any cash payment for up to 50% of any repayment of the Subordinated Note at a price equal to $4.00 per share.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 is incorporated into this Item 3.02 by this reference. The sale of the warrant to Marquis under the Securities Exchange Agreement (the “SEA Warrant”) on November 13, 2008 was not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on Section 4(2) of the Act and Rule 506 of Regulation D thereunder. The sale of the warrant to Marquis under the Securities Purchase Agreement (the “SPA Warrant” and together with the SEA Warrant. the “Warrants”) on November 13, 2008 was not registered under the Act, in reliance on Section 4(2) of the Act and Rule 506 of Regulation D thereunder. The sale of the Warrants involved no public offering. The Company did not engage in general solicitation or advertising in connection with the issuance and sale of the Warrants, and did not engage an underwriter or placement agent.

Item 8.01 Other Events.

On November 19, 2008, Sonterra issued a press release announcing that the Company had completed the two transactions described under Item 1.01 above. A copy of such press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Financial statement information regarding North Texas Drilling Services, Inc. in the form and for the periods required pursuant to [Rule 8-04 of Regulation S-X] will be filed within 71 days of November 19, 2008.

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits:

Exhibit No.	Description

10.1	Securities Exchange Agreement by and among the Company, The Longview Fund, L.P. and Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.2	Securities Purchase Agreement between the Company and Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.3	Warrant to Acquire 1,050,000 Shares of Common Stock issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.4	Warrant to Acquire 1,000,000 Shares of Common Stock issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.5	Form of Conveyance of Overriding Royalty Interest by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.6	Subordinated Promissory Note in the principal amount of $9,440,000 issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.7	Subordinated Promissory Note in the principal amount of $2,210,550.92 issued by the Company to The Longview Fund, L.P., dated as of November 13, 2008.

10.8	Senior Secured Promissory Note in the principal amount of $8,875,000 issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.9	Security Agreement among the Company and certain subsidiaries of the Company in favor of Summerline Asset Management, LLC, dated as of November 13, 2008.

10.10
Form of Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement dated as of November 13, 2008, from the Company to Summerline Asset Management, LLC.

10.11	Guaranty by certain subsidiaries of the Company in favor of The Longview Fund, L.P. and Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.12	Guaranty by certain subsidiaries of the Company in favor of Summerline Asset Management, LLC, dated as of November 13, 2008.

99.1	Press release dated November 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONTERRA RESOURCES, INC.

Date: November 20, 2008	By:	/s/ Donald E. Vandenberg
Donald E. Vandenberg
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Securities Exchange Agreement by and among the Company, The Longview Fund, L.P. and Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.2	Securities Purchase Agreement between the Company and Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.3	Warrant to Acquire 1,050,000 Shares of Common Stock issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.4	Warrant to Acquire 1,000,000 Shares of Common Stock issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.5	Form of Conveyance of Overriding Royalty Interest by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.6	Subordinated Promissory Note in the principal amount of $9,440,000 issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.7	Subordinated Promissory Note in the principal amount of $2,210,550.92 issued by the Company to The Longview Fund, L.P., dated as of November 13, 2008.

10.8	Senior Secured Promissory Note in the principal amount of $8,875,000 issued by the Company to Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.9	Security Agreement among the Company and certain subsidiaries of the Company in favor of Summerline Asset Management, LLC, dated as of November 13, 2008.

10.10
Form of Mortgage, Deed of Trust, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement, dated as of November 13, 2008 from the Company to Summerline Asset Management, LLC.

10.11	Guaranty by certain subsidiaries of the Company in favor of The Longview Fund, L.P. and Longview Marquis Master Fund, L.P., dated as of November 13, 2008.

10.12	Guaranty by certain subsidiaries of the Company in favor of Summerline Asset Management, LLC, dated as of November 13, 2008.

99.1	Press release dated November 20, 2008.